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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 2, 1998
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                         Optical Security Group, Inc.
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            (Exact name of registrant as specified in its charter)


        Colorado                   0-17531                  84-1094032
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      (State of other        (Commission File No.)         (IRS Employer
      jurisdiction of                                    Identification No)
      Incorporation)


              535 16th Street, Suite 920, Denver, Colorado 80202
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                   (Address of principal executive offices)


Registrant's Telephone number, including area code  (303) 534-4500
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         (Former name or former address, if changed since last report)
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ITEM 5 - OTHER EVENTS


     On April 1, 1998, Optical Security Group, Inc. (the "Registrant") announced its plan to segregate its dimensional printing business and to sell, spin off, or otherwise dispose of this business during the next fiscal year. A copy of the press release, dated April 1, 1998, announcing the Registrant's intent is attached as Exhibit 20.1 and incorporated herein by this reference.

     On April 14, 1998, the Registrant announced its intent to purchase Advantage Technology, Incorporated, a Pennsylvania corporation engaged in the business of manufacturing security products. A copy of the press release, dated April 14, 1998, announcing the Registrant's intent is attached as Exhibit 20.2 and incorporated herein by this reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS


         (c)  Exhibits.

              20.1  Press Release dated April 1, 1998.

              20.2  Press Release dated April 14, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OPTICAL SECURITY GROUP, INC.



Date: May 12, 1998                  By: \s\ Richard H. Bard
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                                            Richard H. Bard, CEO


Date: May 12, 1998                  By: \s\ Gerald A. Melfi
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                                            Gerald A. Melfi, Principal
                                            Financial Officer